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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 11, 2003

                          BioMarin Pharmaceutical Inc.
             (Exact name of registrant as specified in its charter)


             Delaware                  000-26727                 68-0397820
(State or other jurisdiction of      (Commission               (IRS Employer
 incorporation or organization)      File Number)           Identification No.)


371 Bel Marin Keys Boulevard, Suite 210, Novato, California               94949
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:              (415) 884-6700


                                 Not Applicable
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          (Former name or former address, if changed since last report)
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Item 5.  Other Events.

                  On June 11, 2003, BioMarin Pharmaceutical Inc. (the "Registrant"), together with its joint venture partner Genzyme General, issued a press release announcing that the European Commission has granted marketing authorization for Aldurazyme(R) in the European Union. The Registrant's press release issued on June 11, 2003 is attached hereto as Exhibit 99.1.

Item 7.      Financial Statements, Pro Forma Financial Statements and Exhibits.


         (a) Financial Statements of Business Acquired.

                  Not Applicable.

         (b) Pro Forma Financial Information.

                  Not Applicable.

         (c) Exhibits.

                  Exhibit 99.1 Press Release of the Registrant dated June 11, 2003.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          BioMarin Pharmaceutical Inc.,
                                        a Delaware corporation


Date: June 11, 2003                     By: /s/ Louis Drapeau
                                            -----------------
                                            Louis Drapeau
                                            Chief Financial Officer



                                  EXHIBIT INDEX

Exhibit No.                Description

Exhibit 99.1               Press Release of the Registrant dated June 11, 2003.